MML SERIES INVESTMENT FUND
MML VIP Moderate Allocation Fund
Supplement dated May 15, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The following information replaces similar information found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on pages 22-23 of the Prospectus):
The table below shows the Fund’s approximate allocation, as of May 1, 2026, among various asset classes and MML VIP Underlying Funds. MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to MML VIP Underlying Funds is available in the Fund’s financial statements and at https://www.massmutual.com/product-performance/variable-insurance-funds from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix E of the Statement of Additional Information (“SAI”).

Equity Funds	60.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	4.28%
MML Income & Growth Fund	2.14%
MML VIP Invesco Main Street Equity Fund	3.57%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	10.71%
MML VIP Loomis Sayles Large Cap Growth Fund	4.64%
MML VIP T. Rowe Price Blue Chip Growth Fund	6.07%
MML VIP T. Rowe Price Equity Income Fund	4.28%
– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	0.86%
MML VIP American Century Mid Cap Value Fund	2.74%
MML VIP Invesco Discovery Mid Cap Fund	0.72%
MML VIP T. Rowe Price Mid Cap Growth Fund	2.88%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	1.56%
MML VIP Wellington Small Cap Growth Equity Fund	0.84%
– Global Developed Funds
MML VIP Invesco Global Fund	3.00%
– International Developed Funds
MML Foreign Fund	2.63%
MML VIP MFS® International Equity Fund	7.88%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	1.20%
Fixed Income Funds	40.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	1.40%
– High Yield Bond Funds
MML Barings High Yield Fund	0.20%

– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	1.60%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	1.10%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	16.84%
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	15.26%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	3.60%

Note: Above allocations may not sum up to 100% due to rounding.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLALLPRO-26-03
MA-26-01